5
Exhibit 10.3
ABL-NOTES INTERCREDITOR AGREEMENT
This ABL-NOTES INTERCREDITOR AGREEMENT (as amended, restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is dated as of April 17, 2017, and entered into by and among Unisys Corporation, a Delaware corporation (the “Company”), certain subsidiaries of the Company (the “Guarantors”), Wells Fargo Bank, National Association, in its capacity as agent for the ABL Lenders (including its successors and assigns from time to time, the “ABL Agent”) and Wells Fargo Bank, National Association, in its capacity as collateral trustee (including its successors and assigns from time to time, the “Collateral Trustee”) for (i) the First Lien Trustee and the First Lien Noteholders and (ii) any future Priority Lien Representative or Priority Lien Claimholders. As described in more detail in Section 8.10 hereof, this Agreement is intended to be binding on all Claimholders and Priority Lien Representatives, as well as the ABL Agent and the Collateral Trustee. Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.
RECITALS
The Company, the Guarantors, certain lenders (the “ABL Lenders”) and agents party thereto, and the ABL Agent, have entered into a Credit Agreement, dated as of June 23, 2011, providing for a revolving credit facility (including swing-line and letter-of-credit sub-facilities) (as amended, restated, supplemented, modified, replaced or refinanced from time to time in accordance with the terms hereof, the “ABL Agreement”);
The Company, the Guarantors and Wells Fargo Bank, National Association, as first lien trustee (in such capacity and including its successors and assigns from time to time, the “First Lien Trustee”) are entering into the Indenture, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “First Lien Indenture”);
The Company may, subject to the terms of the ABL Agreement, from time to time enter into other Series of Priority Lien Debt pursuant to the terms of the Collateral Trust Agreement;
The obligations of the Company and the Guarantors to (i) the ABL Agent and the ABL Claimholders and (ii) the Priority Lien Representatives and the Priority Lien Claimholders are each secured by Liens on certain of the assets of the Company and the Guarantors; and as required under the ABL Agreement, each of the ABL Agent, the Collateral Trustee, the Priority Lien Representatives and the various Claimholders have agreed to the relative priority of their respective Liens on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.
AGREEMENT
In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article 1
Article 2DEFINITIONS.
1.Defined Terms
. As used in the Agreement, the following terms shall have the following meanings:
“ABL Agent” has the meaning assigned to that term in the preamble to this Agreement.

“ABL Agreement” has the meaning assigned to that term in the recitals to this Agreement.
“ABL Claimholders” means, at any relevant time, the holders of ABL Obligations at that time, including the ABL Lenders, the Bank Product Providers, the Secured Swap Providers, and the agents under the ABL Loan Documents.
“ABL Collateral” has the meaning assigned to that term in the Collateral Trust Agreement, to the extent that the Collateral Trustee has been granted a lien on such ABL Collateral (junior to the Lien of the ABL Agent) under the terms of the Priority Lien Documents.
“ABL Collateral Documents” means the “Collateral Documents” (as defined in the ABL Agreement; provided that the term “Collateral Documents” as defined in the ABL Agreement shall include this Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed.
“ABL Default” means an “Event of Default” (as defined in the ABL Agreement).
“ABL Lenders” has the meaning assigned to that term in the recitals to this Agreement.
“ABL Loan Documents” means the ABL Agreement, the ABL Collateral Documents and the other “Loan Documents” (as defined in the ABL Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other ABL Obligation, and any other document or instrument executed or delivered at any time in connection with any ABL Obligations, including any intercreditor or joinder agreement among holders of ABL Obligations, to the extent such are effective at the relevant time, as each may be amended, supplemented, refunded, deferred, restructured, replaced or refinanced from time to time in whole or in part (whether with the ABL Agent and ABL Lenders or other agents and lenders or otherwise), in each case in accordance with the provisions of this Agreement.
“ABL Obligations” means all Obligations outstanding under the ABL Agreement and the other ABL Loan Documents and the Bank Product Agreements and Secured Rate Contracts. “ABL Obligations” shall include (a) all amounts accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the relevant ABL Loan Document, whether or not the claim for such amounts is allowed as a claim in such Insolvency or Liquidation Proceeding, and (b) all other Obligations that are purported to be secured under the ABL Collateral Documents, so long as the granting of the Liens thereunder was permitted by the Collateral Documents (as defined in the ABL Agreement).
“ABL Standstill Period” has the meaning set forth in Section 3.2(a)(i).
“Access Period” means, for each parcel of Mortgaged Premises and IP Collateral, the period, after the commencement of an Enforcement Period, which begins on the day that the ABL Agent provides Collateral Trustee with the written notice of its election to request access or a license pursuant to Section 3.3(b) or 3.4, as the case may be, and ends on the earliest of (i) the 180th day after the ABL Agent obtains the ability to use, take physical possession of, remove or otherwise control the use or access to the relevant ABL Collateral following Enforcement plus such number of days, if any, after the ABL Agent obtains access to such ABL Collateral that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to such ABL Collateral, (ii) the date on which all or substantially all of such ABL Collateral is sold, collected or liquidated or (iii) the date on which the Discharge of ABL Obligations occurs.
“Account” means all present and future “accounts” (as defined in Article 9 of the UCC).

“Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, securities account control agreement, or any similar deposit or securities account agreements among the Collateral Trustee and/or ABL Agent and the Company and/or a Guarantor and the relevant financial institution depository or securities intermediary.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Bank Product Obligations” has the meaning set forth in the ABL Agreement.
“Bank Product Provider” has the meaning set forth in the ABL Agreement.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
“Chattel Paper” means all present and future “chattel paper” (as defined in Article 9 of the UCC).
“Claimholders” means the ABL Claimholders and each of the Priority Lien Claimholders.
“Collateral” means all assets and properties, whether real, personal or mixed, subject to Liens in favor of any ABL Claimholders or any Priority Lien Claimholders created by any of the ABL Collateral Documents or Priority Lien Documents, as applicable, including any asset subject to Liens granted pursuant to Article 6 to secure the ABL Obligations or Priority Lien Obligations.
“Collateral Trust Agreement” means that certain Collateral Trust Agreement, dated as of the date hereof, by and among the Company, the Grantors party thereto, the First Lien Trustee, the Collateral Trustee and the other parties thereto from time to time, as amended, restated, supplemented or otherwise modified from time to time.
“Collateral Trustee” has the meaning assigned to that term in the preamble to this Agreement.
“Company” has the meaning assigned to that term in the preamble to this Agreement.
“Deposit Accounts” means all present and future “deposit accounts” (as defined in Article 9 of the UCC).
“DIP Financing” has the meaning assigned to that term in Section 6.1.
“Discharge of ABL Obligations” means, except to the extent otherwise expressly provided in Section 5.5:
(a)termination or expiration of all commitments, if any, to extend credit that would constitute ABL Obligations;
(b)payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) on all ABL Obligations (other than any undrawn letters of credit);
(c)discharge or cash collateralization (in an amount and manner reasonably satisfactory to the ABL Agent, but in no event exceeding the lower of (i) 105% of the aggregate undrawn amount and

(ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable ABL Loan Document) of all letters of credit issued under the ABL Loan Documents and constituting ABL Obligations;
(d)termination of each Secured Rate Contract and the payment in full in cash by wire transfer of immediately available funds of all obligations thereunder (other than any Secured Rate Contract with respect to which other arrangements satisfactory in the sole discretion of the Secured Swap Provider that is a party to such Secured Rate Contract have been made and communicated to the ABL Agent);
(e)termination of each Bank Product Agreement and the payment in full in cash by wire transfer of immediately available funds of all obligations thereunder (other than any Bank Product Agreement with respect to which other arrangements satisfactory in the sole discretion of the Bank Product Provider that is a party to such Bank Product Agreement have been made and communicated to the ABL Agent);
(f)the provision of cash collateral to the applicable ABL Claimholders in such amount as such ABL Claimholders determine is reasonably necessary to secure such ABL Claimholders in respect of any asserted or threatened (in writing) claims, demands, actions, suits, proceedings, investigations, liabilities, fines, costs, penalties or damages for which any of such ABL Claimholders may be entitled to indemnification by any Obligor pursuant to the indemnification provisions in the applicable ABL Loan Documents; and
(g)payment in full in cash of all other ABL Obligations that are outstanding and unpaid at the time the Indebtedness constituting such ABL Obligations is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).
“Disposition” has the meaning assigned to that term in Section 5.1(b).
“Enforcement” means, collectively or individually for any one of the ABL Agent, the Collateral Trustee, or any Priority Lien Representative when an ABL Default or a Priority Lien Debt Default, as the case may be, has occurred and is continuing, any action taken by such Person to repossess, or exercise any remedies with respect to, the Collateral or commence the judicial enforcement of any of the rights and remedies under the ABL Loan Documents or the Priority Lien Documents or under any applicable law, but in all cases excluding (i) the imposition of a default rate or late fee and (ii) the collection and application of Accounts or other monies deposited from time to time in Deposit Accounts or Securities Accounts against the ABL Obligations pursuant to the ABL Loan Documents; provided, however, the foregoing exclusion set forth in clause (ii) shall immediately cease to apply upon the earliest of (x) the ABL Agent’s delivery of written notice to the Company that such exclusion no longer applies, (y) the lapse of ten (10) consecutive Business Days after an ABL Default in which no “Revolving Loans”, “Swing Line Loans” or “Overadvances” are made and no “Letters of Credit” are issued (in each case, as defined in the ABL Agreement), and (z) the termination of the Revolving Commitments (as such term is defined in the ABL Agreement) pursuant to Section 7.2 (or any other applicable provision) of the ABL Agreement.
“Enforcement Notice” means a written notice delivered, at a time when an ABL Default or Priority Lien Debt Default has occurred and is continuing, by either the ABL Agent or the Collateral Trustee to the other such Person announcing that Enforcement actions shall commence, specifying the relevant event of default, stating the current balance of the ABL Obligations or the current balances owing with respect to Priority Lien Obligations and requesting the current balance owing of the ABL Obligations or Priority Lien Obligations.
“Enforcement Period” means the period of time following the receipt by either the ABL Agent or the Collateral Trustee of an Enforcement Notice from the other until either (i) in the case of an Enforcement Period commenced by the Collateral Trustee, the Discharge of Priority Lien Obligations, (ii) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, or (iii) the ABL Agent or the Collateral Trustee (as applicable) agree in writing to terminate the Enforcement Period.
“First Lien Indenture” has the meaning set forth in the recitals to this Agreement.
“First Lien Noteholder” means, at any relevant time, a Person in whose name a First Lien Note is registered.
“First Lien Trustee” has the meaning assigned to that term in the recitals to this Agreement.
“Grantors” means the Company, each Guarantor and each other Person that has or may from time to time hereafter execute and deliver an ABL Collateral Document or Priority Lien Document as a grantor of a security interest (or the equivalent thereof).
“Guarantor” has the meaning set forth in the preamble to this Agreement.
“Indebtedness” means and includes all Obligations that constitute “Debt,” “Indebtedness,” “Obligations,” “Liabilities” or any similar term within the meaning of the ABL Agreement or the Priority Lien Documents, as applicable.
“Instruments” means all present and future “instruments” (as defined in Article 9 of the UCC).
“Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit A.
“IP Collateral” means all intellectual property that is Shared Collateral.
“Mortgaged Premises” means any real property which shall now or hereafter be subject to a Priority Lien Mortgage.
“New Agent” has the meaning assigned to that term in Section 5.5.
“New Representative” has the meaning assigned to that term in Section 5.5.
“Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the ABL Claimholders, the Priority Lien Claimholders or any of them or their respective Affiliates, in each case under the ABL Loan Documents, the Bank Product Agreements, the Secured Rate Contracts or the Priority Lien Documents, whether for principal, interest or payments for early termination of Hedging Obligations, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing, and including amounts that accrue after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such amounts are allowed claims in such proceeding.
“Pledged Collateral” has the meaning set forth in Section 5.4(a).
“Priority Lien Claimholders” means the holders of any Priority Lien Obligation, at that time, including the Priority Lien Representatives.
“Priority Lien Debt Standstill Period” has the meaning set forth in Section 3.1(a).
“Priority Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which a Lien on any real property located in the United States and owned by any Grantor is granted to secure any Priority Lien Obligations or (except for this Agreement and the Collateral Trust Agreement) under which rights or remedies with respect to any such Liens are governed.
“Recovery” has the meaning set forth in Section 6.4.
“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, replace, refund or repay, or to issue other indebtedness, in exchange or replacement of, such Indebtedness in whole or in part. For purposes of this definition, the terms “Refinanced” and “Refinancing” shall have correlative meanings.
“Secured Rate Contract” has the meaning set forth in the ABL Agreement.
“Secured Swap Provider” has the meaning set forth in the ABL Agreement.
“Securities Accounts” means all present and future “securities accounts” (as defined in Article 8 of the UCC), including all monies, “uncertificated securities” and “securities entitlements” (as defined in Article 8 of the UCC) contained therein.
“Shared Collateral” means all now owned or hereafter acquired Collateral other than the ABL Collateral.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.
2.Terms Generally
. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(a)any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;
(b)any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;
(c)the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(d)all references herein to Sections shall be construed to refer to Sections of this Agreement; and
(e)the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Collateral Trust Agreement. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Collateral Trust Agreement (including any definition contained herein), or any terms not defined herein and therefore having the meanings given to such terms in the Collateral Trust Agreement, shall be deemed to be a reference to such section, clause, paragraph, definition or other provision or term as in effect on the date of this Agreement;

provided, that any reference to any such section, clause, paragraph, definition or other provision or term shall refer to such section, clause, paragraph, definition or other provision or term of the Collateral Trust Agreement (including any definition contained therein) as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Collateral Trust Agreement and (2) approved in writing by the ABL Agent. Notwithstanding the foregoing, whenever any term used in this Agreement is defined or otherwise incorporated by reference to the Collateral Trust Agreement, such reference shall be deemed to have the same effect as if such definition or term had been set forth herein in full.

Article 3
Article 4LIEN PRIORITIES.
1.Relative Priorities
. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Priority Lien Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any other applicable law or the ABL Loan Documents or the Priority Lien Documents or any defect or deficiencies in, or failure to perfect, or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, or the subordination (by equitable subordination or otherwise) of, the Liens securing the ABL Obligations or Priority Lien Obligations or any other circumstance whatsoever, the ABL Agent, on behalf of itself and/or the ABL Claimholders, the Collateral Trustee and each Priority Lien Representative, for itself on behalf of the respective Priority Lien Claimholders hereby each agrees that:
(a)any Lien of the ABL Agent on the ABL Collateral, whether now or hereafter held by or on behalf of the ABL Agent or any ABL Claimholder or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the ABL Collateral securing any Priority Lien Obligations; and
(b)any Lien of the Collateral Trustee or any Priority Lien Representative on the Shared Collateral, whether now or hereafter held by or on behalf of the Collateral Trustee or any Priority Lien Representative, any Priority Lien Claimholder or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Liens on the Shared Collateral which may secure any ABL Obligations.
2.Prohibition on Contesting Liens
. The ABL Agent, the ABL Claimholders, the Collateral Trustee, each Priority Lien Representative and the Priority Lien Claimholders, each agrees that it will not (and hereby waives any right to) contest or support, directly or indirectly, any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the ABL Claimholders or any of the Priority Lien Claimholders in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either the ABL Agent or any ABL Claimholder, the Collateral Trustee, the Priority Lien Representatives or any Priority Lien Claimholder (a) to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 3.2 and (b) with respect to the Collateral Trustee, the Priority Lien Representatives and any Priority Lien Claimholder, to enforce the Collateral Trust Agreement.
3.No New Liens
. Subject to Article 6, so long as the Discharge of ABL Obligations and the Discharge of Priority Lien Obligations have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the ABL Agent, the ABL Claimholders, the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, each acknowledge and agree that the Company shall not, and shall not permit any other Grantor to:

(a)grant or permit any additional Liens on any asset or property to secure any ABL Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all of the Priority Lien Obligations; or
(b)grant or permit any additional Liens on any asset or property to secure any Priority Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the ABL Obligations.
To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the ABL Agent, the Collateral Trustee and each Priority Lien Representative agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted or permitted in contravention of this Section 2.3 shall be subject to Section 4.2.

Article 5
Article 6ENFORCEMENT.
1.Exercise of Remedies - Restrictions on Collateral Trustee, Priority Lien Representatives and Priority Lien Claimholders
.
(a)Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Collateral Trustee, each Priority Lien Representative and each Priority Lien Claimholder:
(i)will not exercise or seek to exercise, directly or indirectly, any rights or remedies with respect to any ABL Collateral (including any Enforcement action or the exercise of any right of setoff or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder is a party, in any case, solely to the extent that the exercise of any such right is with respect to any ABL Collateral) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Collateral Trustee may exercise any or all of such rights or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which a Priority Lien Representative first declares the existence of a Priority Lien Debt Default and demands the repayment of all the principal amount of any Priority Lien Obligations; and (ii) the date on which the ABL Agent received written notice from the Collateral Trustee of such declarations of a Priority Lien Debt Default (the “Priority Lien Debt Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder exercise any rights or remedies (other than those under Section 3.3) with respect to the ABL Collateral if, notwithstanding the expiration of the Priority Lien Debt Standstill Period, (A) the ABL Agent or ABL Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such ABL Collateral (prompt notice of such exercise to be given to the Collateral Trustee), or (B) an Insolvency or Liquidation Proceeding in respect of any Grantor has been commenced;
(ii)will not contest, protest or object to any foreclosure proceeding or action brought by the ABL Agent or any ABL Claimholder or any other exercise by the ABL Agent or any ABL Claimholder of any rights and remedies relating to the ABL Collateral, whether under the ABL Loan Documents or otherwise; and
(iii)subject to their rights under clause (a)(i) above and except as may be permitted in Section 3.1(c), will not object to the forbearance by the ABL Agent or the ABL Claimholders from bringing or pursuing any Enforcement;

provided, however, that, in the case of (i), (ii) and (iii) above, the Liens granted to secure the Priority Lien Obligations shall attach to any proceeds resulting from actions taken by the ABL Agent or any ABL Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of ABL Obligations.
(b)Until the Discharge of ABL Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the ABL Agent and the ABL Claimholders shall have the exclusive right, subject to Section 3.1(a), to enforce rights, exercise remedies (including Enforcement actions or the set-off, recoupment and the right to credit bid their debt) and, subject to Section 5.1, in connection therewith (including voluntary Dispositions of ABL Collateral by the respective Grantors after an ABL Default) make determinations regarding the release, disposition or restrictions with respect to the ABL Collateral without any consultation with or the consent of the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder; provided, however, that the Lien securing the Priority Lien Obligations shall remain on the proceeds (other than those properly applied to the ABL Obligations) of such Collateral released or disposed of, subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the ABL Collateral, the ABL Agent and the ABL Claimholders may enforce the provisions of the applicable ABL Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their reasonable discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the ABL Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
(c)Notwithstanding the foregoing, the Collateral Trustee, any Priority Lien Representative and any Priority Lien Claimholder (unless, as among the Priority Lien Claimholders, the Collateral Trust Agreement provides to the contrary) may:
(i)file a claim or statement of interest with respect to the Priority Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;
(ii)take any action (not adverse to the priority status of the Liens on the ABL Collateral, or the rights of the ABL Agent or any ABL Claimholder to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the ABL Collateral;
(iii)file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Priority Lien Claimholders, including any claims secured by the ABL Collateral, if any, in each case in accordance with the terms of this Agreement;
(iv)file any pleadings, objections, motions or agreements which assert rights or interests that are available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
(v)vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Priority Lien Obligations and the Collateral;
(vi)exercise any of its rights or remedies with respect to any of the ABL Collateral after the termination of the Priority Lien Debt Standstill Period to the extent permitted by Section 3.1(a)(i); and

(vii)make a cash bid on all or any portion of the ABL Collateral in any foreclosure proceeding or action.
The Collateral Trustee and each Priority Lien Representative, on behalf of itself and/or its respective Priority Lien Claimholders, agrees that it will not take or receive any ABL Collateral or any proceeds of such ABL Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any such ABL Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of ABL Obligations has occurred, except as expressly provided in Sections 3.1(a), 6.3(c)(i) and this Section 3.1(c), the sole right of the Collateral Trustee and any Priority Lien Representative or any Priority Lien Claimholder with respect to the ABL Collateral is to hold a Lien (if any) on such ABL Collateral pursuant to the applicable Priority Lien Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of ABL Obligations has occurred.
(d)Subject to Sections 3.1(a) and (c) and Section 6.3(c)(i):
(i)the Collateral Trustee and each Priority Lien Representative, for itself and/or on behalf of its respective Priority Lien Claimholders, agrees that it will not take any action that would hinder any exercise of remedies under the ABL Loan Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of any ABL Collateral, whether by foreclosure or otherwise;
(ii)the Collateral Trustee and each Priority Lien Representative, for itself and/or on behalf of its respective Priority Lien Claimholders, hereby waives any and all rights the Collateral Trustee, such Priority Lien Representatives and the respective Priority Lien Claimholders, as applicable, may have as a junior lien creditor or otherwise to object to the manner in which the ABL Agent or the ABL Claimholders seek to enforce or collect the ABL Obligations or the Liens securing the ABL Obligations granted in any of the ABL Loan Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the ABL Agent or ABL Claimholders is adverse to the interests of the Priority Lien Claimholders; and
(iii)the Collateral Trustee and each Priority Lien Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Priority Lien Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the ABL Agent or the ABL Claimholders with respect to the enforcement of the Liens on the ABL Collateral as set forth in this Agreement and the ABL Loan Documents.
(e)The Collateral Trustee, the Priority Lien Representatives and Priority Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other grantor that has guaranteed or granted Liens to secure the Priority Lien Obligations in accordance with the terms of the Priority Lien Documents and applicable law so long as such rights and remedies do not violate or are not otherwise inconsistent with any express provision in this Agreement (including any provision prohibiting or restricting the Collateral Trustee, the Priority Lien Representative or Priority Lien Claimholders from taking various actions or making various objections); provided, however, that in the event that the Collateral Trustee, any Priority Lien Representative or Priority Lien Claimholder becomes a judgment Lien creditor in respect of ABL Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Priority Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Obligations) as the other Liens securing the Priority Lien Obligations are subject to this Agreement.
(f)Nothing in this Agreement shall prohibit the receipt by the Collateral Trustee, any Priority Lien Representative or Priority Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of its Priority Lien Obligations, so long as such receipt is not the direct or indirect result of the exercise by Collateral Trustee, such Priority Lien Representative or Priority Lien Claimholder of rights or remedies as a secured creditor in respect of the ABL Collateral (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies the ABL Agent or the ABL Claimholders may have against the Grantors under the ABL Loan Documents.
2.Exercise of Remedies - Restrictions on ABL Agent and ABL Claimholders
.
(a)Until the Discharge of Priority Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the ABL Agent and any ABL Claimholder:
(i)will not exercise or seek to exercise, directly or indirectly, any rights or remedies with respect to any Shared Collateral (including any Enforcement action or the exercise of any right of setoff or any right under any Account Agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the ABL Agent or any ABL Claimholder is a party, in any case, solely to the extent that the exercise of any such right is with respect to any Shared Collateral) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, the ABL Agent may exercise any or all of such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (x) the date on which the ABL Agent first declares the existence of any ABL Default and demands the repayment of all the principal amount of any ABL Obligations; and (y) the date on which the Collateral Trustee received written notice from the ABL Agent of such declarations of any ABL Default (the “ABL Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the ABL Agent or any ABL Claimholder exercise any rights or remedies (other than those under Section 3.3) with respect to the Shared Collateral if, notwithstanding the expiration of the ABL Standstill Period, (A) the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral (prompt notice of such exercise to be given to the ABL Agent), or (B) or an Insolvency or Liquidation Proceeding in respect of any Grantor has been commenced;
(ii)will not contest, protest or object to any foreclosure proceeding or action brought by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder or any other exercise by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder of any rights and remedies relating to the Shared Collateral, whether under the Priority Lien Documents or otherwise; and
(iii)subject to their rights under clause (a)(i) above and except as may be permitted in Section 3.2(c), will not object to the forbearance by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder from bringing or pursuing any Enforcement;
provided, however, that in the case of (i), (ii) and (iii) above, the Liens granted to secure the ABL Obligations shall attach to any proceeds resulting from actions taken by the Collateral Trustee, any Priority Lien Representative and any Priority Lien Claimholder in accordance with this Agreement after application of such proceeds to the extent necessary to meet the requirements of a Discharge of Priority Lien Obligations.
(b)Until the Discharge of Priority Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders shall have the exclusive right, subject to Section 3.2(a), to enforce rights, exercise remedies (including any Enforcement Action or the set-off, recoupment and the right to credit bid their debt) and, subject to Section 5.1, in connection therewith (including voluntary Dispositions of Shared Collateral by the respective Grantors after a Priority Lien Debt Default) make determinations regarding the release, disposition, or restrictions with respect to the Shared Collateral without any consultation with or the consent of the ABL Agent or any ABL Claimholder; provided, however, that the Lien securing the ABL Obligations shall remain on the proceeds (other than those properly applied to the Priority Lien Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Shared Collateral, the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders may enforce the provisions of the applicable Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their reasonable discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Shared Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
(c)Notwithstanding the foregoing, the ABL Agent and any ABL Claimholder may:
(i)file a claim or statement of interest with respect to the ABL Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;
(ii)take any action (not adverse to the priority status of the Liens on the Shared Collateral, or the rights of the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Shared Collateral;
(iii)file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the ABL Claimholders, including any claims secured by the Shared Collateral, if any, in each case, in accordance with terms of this Agreement;
(iv)file any pleadings, objections, motions or agreements which assert rights or interests that are available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
(v)vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the ABL Obligations and the Collateral;
(vi)exercise any of its rights or remedies with respect to any of the Collateral after the termination of the ABL Standstill Period, to the extent permitted by Section 3.2(a)(i); and
(vii)make a cash bid on all or any portion of the Shared Collateral in any foreclosure proceeding or action.
The ABL Agent, on behalf of itself and the ABL Claimholders, agrees that it will not take or receive any Shared Collateral or any proceeds of such Shared Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any such Shared Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Priority Lien Obligations has occurred, except as expressly provided in Sections 3.2(a), 6.3(c)(ii) and this Section 3.2(c), the sole right of the ABL Agent or any ABL Claimholder with respect to the Shared Collateral is to hold a Lien (if any) on such Shared Collateral pursuant to the applicable ABL Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Priority Lien Obligations has occurred.
(d)Subject to Sections 3.2(a) and (c) and Sections 3.3 and 6.3(c)(ii):
(i)the ABL Agent, on behalf of itself and the ABL Claimholders, agrees that the ABL Agent and the ABL Claimholders will not take any action that would hinder any exercise of remedies under the Priority Lien Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Shared Collateral, whether by foreclosure or otherwise;
(ii)the ABL Agent, on behalf of itself and the ABL Claimholders, hereby waives any and all rights it or the ABL Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder seeks to enforce or collect the Priority Lien Obligations or the Liens securing the Shared Collateral granted in any of the Priority Lien Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Collateral Trustee, the Priority Lien Representatives or Priority Lien Claimholders is adverse to the interest of the ABL Claimholders; and
(iii)the ABL Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any ABL Collateral Document, or any other ABL Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder with respect to the enforcement of its Liens on the Shared Collateral as set forth in this Agreement and the Priority Lien Documents.
(e)The ABL Agent and the ABL Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the ABL Obligations in accordance with the terms of the ABL Loan Documents and applicable law, so long as such rights and remedies do not violate or are not otherwise inconsistent with any express provision in this Agreement (including any provision prohibiting or restricting the ABL Agent and the ABL Claimholders from taking various actions or making various objections); provided, however, that in the event that the ABL Agent or any ABL Claimholder becomes a judgment Lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the ABL Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations) as the other Liens securing the ABL Obligations are subject to this Agreement.
(f)Nothing in this Agreement shall prohibit the receipt by the ABL Agent or any ABL Claimholder of the required payments of interest, principal and other amounts owed in respect of its ABL Obligations, so long as such receipt is not the direct or indirect result of the exercise by the ABL Agent or such ABL Claimholder of rights or remedies as a secured creditor in respect of the Shared Collateral (including set-off or recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall be construed to impair or otherwise adversely affect any rights or remedies the Collateral Trustee, the Priority Lien Representatives or the Priority Lien Claimholders may have against the Grantors under the Priority Lien Documents.
3.Exercise of Remedies - Collateral Access Rights
.
(a)The ABL Agent agrees not to commence any initial Enforcement action until an Enforcement Notice has been given to the Collateral Trustee. Subject to the provisions of Section 3.1, the Collateral Trustee may, to the extent permitted by applicable law, join in any judicial proceedings commenced by the ABL Agent to enforce Liens on the ABL Collateral; provided that neither the Collateral Trustee nor the Priority Lien Claimholders shall interfere with the Enforcement actions of the ABL Agent with respect to the ABL Collateral.
(b)If the Collateral Trustee or any Priority Lien Representative or any of their respective agents or representatives, or any third party pursuant to any Enforcement undertaken by the Collateral Trustee or any Priority Lien Representative, as applicable, or receiver, shall obtain possession or physical control of any item of Shared Collateral (including without limitation, any contracts, documents, books, records and other information with respect to the ABL Collateral or any Mortgaged Premises or IP Collateral), the Collateral Trustee or such Priority Lien Representative, as applicable, shall promptly notify the ABL Agent in writing of that fact, and the ABL Agent shall, within ten (10) Business Days thereafter, notify the Collateral Trustee in writing or the Priority Lien Representative or, if applicable, any such third party (at such address to be provided by the Collateral Trustee or such Priority Lien Representative, as applicable, in connection with the applicable Enforcement), as to whether the ABL Agent desires to exercise access rights under this Agreement (including with respect to any Mortgaged Premises) for any purpose permitted under the ABL Loan Documents (including enforcement of rights and remedies), at which time the parties shall confer in good faith to coordinate with respect to the ABL Agent’s exercise of such access rights.
(c)The Collateral Trustee agrees not to commence any initial Enforcement action until an Enforcement Notice has been given to the ABL Agent by the Collateral Trustee. Subject to the provisions of Section 3.2, the ABL Agent may, to the extent permitted by applicable law, join in any judicial proceedings commenced by the Collateral Trustee to enforce Liens on the Shared Collateral; provided that neither the ABL Agent nor the ABL Claimholders shall interfere with the Enforcement actions of the Collateral Trustee with respect to the Shared Collateral.
(d)If the ABL Agent or any of its agents or representatives, or any third party pursuant to any Enforcement undertaken by the ABL Agent or receiver, shall obtain possession or physical control of any item of ABL Collateral (including without limitation, any contracts, documents, books, records and other information with respect to the Shared Collateral), the ABL Agent shall promptly notify the Collateral Trustee in writing of that fact and the Collateral Trustee shall, within ten (10) Business Days thereafter, notify the ABL Agent in writing or, if applicable, any such third party (at such address to be provided by the ABL Agent in connection with the applicable Enforcement), as to whether the Collateral Trustee desires to exercise access rights under this Agreement for any purpose permitted under the Priority Lien Documents (including enforcement of rights and remedies), at which time the parties shall confer in good faith to coordinate with respect to the Collateral Trustee’s exercise of such access rights.
(e)Upon delivery of written notice to the Collateral Trustee or the relevant Priority Lien Representative as provided in Section 3.3(b), the Access Period shall commence for the subject parcel of Mortgaged Premises. During the Access Period, the ABL Agent and its agents, representatives and designees shall have a non-exclusive right to have access to, and a rent free right to use the Mortgaged Premises for the purpose of arranging for and effecting the sale or disposition of ABL Collateral. During any such Access Period, the ABL Agent and its representatives (and persons employed on their behalf), may continue to operate, service, maintain, process and sell the ABL Collateral, as well as to engage in bulk sales of ABL Collateral. The ABL Agent shall (i) take proper care of any Mortgaged Premise that is used by it during the Access Period, (ii) repair and replace any damage (ordinary wear-and-tear excepted) caused by it or its agents, representatives or designees, (iii) comply with all applicable laws in connection with its use or occupancy of the Mortgaged Premises and (iv) leave such Mortgaged Premises in substantially the same condition as it was at the commencement of the Access Period. The Collateral Trustee shall not bear any expense for any of the actions in the preceding sentence. The ABL Agent and the ABL Claimholders shall indemnify and hold harmless the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders from any claim, loss, damage, cost or liability suffered by any such Person and arising from the ABL Agent’s use or occupancy of the Mortgaged Premises, except to the extent caused by any such Person’s gross negligence or willful misconduct. The ABL Agent, the Collateral Trustee and each Priority Lien Representative shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of Collateral Trustee or any Priority Lien Representative to commence foreclosure of the Priority Lien Mortgages or to show the Shared Collateral to prospective purchasers and to ready the Shared Collateral for sale. Access rights may apply to differing parcels of Mortgaged Premises at differing times (i.e., the Collateral Trustee may obtain possession of one premises at a different time than it obtains possession of other properties), in which case, a differing Access Period may apply to each such property.
4.Exercise of Remedies - Intellectual Property Rights/Access to Information
.

(a)The Collateral Trustee hereby grants (to the full extent of its rights and interests) to the ABL Agent and its agents, representatives and designees (1) a royalty free, rent free license and lease to use all of the Shared Collateral, including any IP Collateral or computer or other data processing equipment and other intellectual property, to collect all Accounts or amounts owing under Instruments or Chattel Paper (in each case, to the extent included in the ABL Collateral), to copy, use or preserve any and all information relating to any of the ABL Collateral and (2) a royalty free license (which will be binding on any successor or assignee of the intellectual property) to use any and all intellectual property at any time in connection with its Enforcement; provided, however, the royalty free, rent free licenses and leases granted above shall expire immediately upon the end of the applicable Access Period.
(b)The ABL Agent hereby grants (to the full extent of its rights and interests) to the Collateral Trustee and its agents, representatives and designees (1) a royalty free, rent free license and lease to use all of the ABL Collateral, including any computer or other data processing equipment and intellectual property, to collect all Accounts or amounts owing under Instruments or Chattel Paper (in each case, to the extent included in the Shared Collateral), to copy, use or preserve any and all information relating to any of the Shared Collateral and (2) a royalty free license (which will be binding on any successor or assignee of the intellectual property) to use any and all intellectual property at any time in connection with its Enforcement; provided, however, the royalty free, rent free licenses and leases granted above shall expire on the 180th day after the commencement of the Collateral Trustee’s use thereof.
5.Exercise of Remedies - Set Off and Tracing of and Priorities in Proceeds
.
(a)The Collateral Trustee, for itself and/or on behalf of the Priority Lien Claimholders, acknowledges and agrees that, to the extent the Collateral Trustee or any Priority Lien Claimholder exercises its rights of setoff against any Grantor’s Deposit Accounts, Securities Accounts or other ABL Collateral (in each case, other than the Collateral Account and the Proceeds Account), the amount of such setoff shall be deemed to be ABL Collateral to be held and distributed pursuant to Section 4.2; provided, however, that the foregoing shall not apply to any setoff by the Collateral Trustee or any Priority Lien Claimholder against any Shared Collateral to the extent applied to payment of the Priority Lien Obligations.
(b)The Collateral Trustee, for itself and/or on behalf of the Priority Lien Claimholders, agrees that prior to the issuance of an Enforcement Notice (unless an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor) all funds deposited under Account Agreements and then applied to the ABL Obligations shall be deemed to be ABL Collateral and, unless the ABL Agent shall have actual knowledge to the contrary, any claim that payments made to the ABL Agent through the Deposit Accounts or Securities Accounts that are subject to Account Agreements are proceeds of or otherwise constitute Shared Collateral, are waived.
(c)The ABL Agent, the ABL Claimholders, the Collateral Trustee and the Priority Lien Claimholders, each agrees that, prior to the issuance of an Enforcement Notice (unless an Insolvency or Liquidation Proceeding has commenced by or any Grantor), any proceeds of Collateral, whether or not deposited under Account Agreements, which are used by any Grantor to acquire other property which is Collateral shall not (as among the ABL Agent, the ABL Claimholders, the Collateral Trustee and the Priority Lien Claimholders) be treated as proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. The ABL Agent, the ABL Claimholders, the Collateral Trustee and the Priority Lien Claimholders each agrees that after an issuance of an Enforcement Notice (and after an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor), each such Person shall cooperate in good faith to identify the proceeds of the ABL Collateral and the Shared Collateral, as the case may be. Each of the ABL Agent and the Collateral Trustee may request from the other an accounting of the identification of the proceeds of Collateral (and the ABL Agent and the Collateral Trustee, as the case may be, upon such request being made, shall deliver such accounting reasonably promptly after such request is made).
(d)The ABL Agent, for itself and/or on behalf of the ABL Claimholders, acknowledges and agrees that, to the extent the ABL Agent or any ABL Claimholder exercises its rights of setoff against any Shared Collateral, the amount of such setoff shall be deemed to be Shared Collateral to be held and distributed pursuant to Section 4.2; provided, however, that the foregoing shall not apply to any setoff by the ABL Agent or any ABL Claimholder against any ABL Collateral to the extent applied to payment of the ABL Obligations.
(e)The ABL Agent, for itself and/or on behalf of the ABL Claimholders, agrees that prior to an issuance of an Enforcement Notice (unless an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor) all funds deposited under Account Agreements and then applied to the Priority Lien Obligations shall be treated as Shared Collateral and, unless the Collateral Trustee shall have actual knowledge to the contrary, any claim that payments made to the Collateral Trustee through the Deposit Accounts or Securities Accounts that are subject to Account Agreements are proceeds of or otherwise constitute ABL Collateral are waived.
Article 7
Article 8PAYMENTS.
1.Application of Proceeds
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(a)So long as the Discharge of ABL Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, all ABL Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on or distributions with respect to, such ABL Collateral upon the exercise of remedies (including any Enforcement Action) by the ABL Agent or ABL Claimholders or after an Insolvency or Liquidation Proceeding, shall be applied by the ABL Agent to the ABL Obligations in such order as specified in the relevant ABL Loan Documents. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Collateral Trustee any ABL Collateral and proceeds of ABL Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Collateral Trustee or any Priority Lien Representative in such order as specified in the Collateral Trust Agreement and/or the other relevant Priority Lien Documents.
(b)So long as the Discharge of Priority Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, all Shared Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on or distribution with respect to, such Collateral upon the exercise of remedies by the Collateral Trustee or Priority Lien Claimholders or after an Insolvency or Liquidation Proceeding, shall be applied to the Priority Lien Obligations and the ABL Obligations in such order as specified in the Collateral Trust Agreement and/or the other relevant Priority Lien Documents. Upon the Discharge of Priority Lien Obligations, the Collateral Trustee shall deliver to the ABL Agent any Shared Collateral and proceeds of Shared Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the ABL Agent in such order as specified in the ABL Loan Documents.
2.Payments Over in Violation of Agreement
. Unless and until both the Discharge of ABL Obligations and the Discharge of Priority Lien Obligations have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the ABL Agent, any ABL Claimholder, the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder

in connection with the exercise of any right or remedy (including any Enforcement Action or set-off or recoupment) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the ABL Agent or Collateral Trustee, as appropriate, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Collateral Trustee and ABL Agent are each hereby authorized to make any such endorsements as agent for the other Person. This authorization is coupled with an interest and is irrevocable until both the Discharge of ABL Obligations and Discharge of Priority Lien Obligations have occurred.
3.Application of Payments
. Subject to the other terms of (a) this Agreement, all payments received by the ABL Agent or the ABL Claimholders may be applied, reversed and reapplied, in whole or in part, to the ABL Obligations to the extent provided for in the ABL Loan Documents; and (b) this Agreement and the Collateral Trust Agreement, all payments received by the Collateral Trustee, any Priority Lien Representative or the Priority Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to the Priority Lien Obligations to the extent provided for in the Collateral Trust Agreement and/or the other Priority Lien Documents.

Article 9
Article 10OTHER AGREEMENTS.
1.Releases
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(a)(i) If in connection with the exercise of the ABL Agent’s remedies in respect of any ABL Collateral as provided for in Section 3.1, the ABL Agent, for itself or on behalf of any of the ABL Claimholders, releases its Liens on any part of the ABL Collateral, then the Liens, if any, of the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, on the ABL Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Collateral Trustee, for itself and/or on behalf of any such Persons, promptly shall execute and deliver to the ABL Agent or the applicable Grantor such termination statements, releases and other documents as the ABL Agent or such Grantor may request to effectively confirm such release.
(ii)    If in connection with the exercise by the Collateral Trustee or any Priority Lien Representative of remedies in respect of any Shared Collateral as provided for in Section 3.2, the Collateral Trustee, for itself and/or on behalf of any of the Priority Lien Representatives and Priority Lien Claimholders, releases its Liens on any part of the Shared Collateral, then the Liens, if any, of the ABL Agent, for itself or for the benefit of the ABL Claimholders, on the Shared Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The ABL Agent, for itself and/or on behalf of any such ABL Claimholder shall each promptly execute and deliver to the Collateral Trustee or the applicable Grantor such termination statements, releases and other documents as the Collateral Trustee or such Grantor may request to effectively confirm such release.
(b)If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the ABL Loan Documents and the Priority Lien Documents (including voluntary Dispositions of Collateral by the respective Grantors after (x) in the case of clause (i) below, an ABL Default, and (y) in the case of clause (ii) below, a Priority Lien Debt Default), (i) the ABL Agent, for itself and/or on behalf of any of the ABL Claimholders, releases its Liens on any part of the ABL Collateral, other than (A) in connection with the Discharge of ABL Obligations or (B) after the occurrence and during the continuance of a Priority Lien Debt Default, then the Liens, if any, of the Collateral Trustee and/or any Priority Lien Representative, for itself and/or for the benefit of the Priority Lien Claimholders, on such ABL Collateral shall be automatically, unconditionally and simultaneously released, and (ii)

the Collateral Trustee or any Priority Lien Representative, for itself and/or on behalf of the Priority Lien Claimholders, releases its Liens on any part of the Shared Collateral, other than (A) in connection with the Discharge of Priority Lien Obligations or (B) after the occurrence and during the continuance of a ABL Default, then the Liens, if any, of the ABL Agent, for itself and/or for the benefit of the ABL Claimholders, on such Shared Collateral shall be automatically, unconditionally and simultaneously released. The ABL Agent, Collateral Trustee or any Priority Lien Representative, each for itself and/or on behalf of any such ABL Claimholders or Priority Lien Claimholder, as the case may be, promptly shall execute and deliver to the Collateral Trustee, ABL Agent or such Grantor such termination statements, releases and other documents as the Collateral Trustee, ABL Agent or such Grantor may request to effectively confirm such release.
(c)Until the Discharge of ABL Obligations shall occur, the Collateral Trustee and each Priority Lien Representative, for itself and/or on behalf of the Priority Lien Claimholders, hereby irrevocably constitutes and appoints the ABL Agent and any of its officers or agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Collateral Trustee and each Priority Lien Representative or such Priority Lien Claimholder, whether in the ABL Agent’s name or, at the option of the ABL Agent, in the Collateral Trustee’s, any Priority Lien Representative’s or any Priority Lien Claimholder’s own name, from time to time in the ABL Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.
(d)Until the Discharge of Priority Lien Obligations shall occur, the ABL Agent, for itself and/or on behalf of the ABL Claimholders hereby irrevocably constitutes and appoints the Collateral Trustee and any of its officers or agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of ABL Agent or such ABL Claimholder, whether in the Collateral Trustee’s name or, at the option of the Collateral Trustee, in the ABL Agent’s or any ABL Claimholder’s own name, from time to time in the Collateral Trustee’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.
2.Insurance
.
(a)Unless and until the Discharge of ABL Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the ABL Loan Documents, (i) the ABL Agent and the ABL Claimholders shall have the right, in consultation with and subject to the consent of the Company (unless an ABL Default shall have occurred and be continuing and except as otherwise provided in the ABL Loan Documents), to adjust settlement for any insurance policy covering the ABL Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and, in consultation with and subject to the consent of the Company (unless, with respect to such consultation and consent right, an ABL Default shall have occurred and be continuing and except as otherwise provided in the ABL Loan Documents), to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the ABL Collateral; (ii) all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the ABL Collateral and to the extent required by the ABL Loan Documents shall be paid to the ABL Agent for the benefit of the ABL Claimholders pursuant to the terms of the ABL Loan Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, to the extent no ABL Obligations are outstanding, and subject to the terms of, and the rights of the Grantors under, the Priority Lien Documents and the terms of the Collateral Trust Agreement, to the Collateral Trustee for the benefit of the Priority Lien Claimholders to the extent required under the Priority Lien Documents and then, to the extent no Priority Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Collateral Trustee or any Priority Lien Representative or any Priority Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the ABL Agent in accordance with the terms of Section 4.2.
(b)Unless and until the Discharge of Priority Lien Obligations has occurred, subject to the terms of, and the rights of the Grantors under the Priority Lien Documents, (i) the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders shall have the right, in consultation with and subject to the consent of the Company (unless, with respect to such consultation and consent right, a Priority Lien Debt Default shall have occurred and be continuing and except as otherwise provided in the Priority Lien Documents), to adjust settlement for any insurance policy covering the Shared Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and, in consultation with and subject to the consent of the Company (unless a Priority Lien Debt Default shall have occurred and be continuing and except as otherwise provided in the Priority Lien Documents), to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Shared Collateral; (ii) all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Shared Collateral and to the extent required by the Priority Lien Documents shall be paid to the Collateral Trustee for the benefit of the Priority Lien Claimholders pursuant to the terms of the Collateral Trust Agreement and the other Priority Lien Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, to the extent no Priority Lien Obligations are outstanding, and subject to the terms of, and the rights of the Grantors under, the ABL Collateral Documents to the ABL Agent for the benefit of the ABL Claimholders to the extent required under such ABL Collateral Documents and then, to the extent no ABL Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the ABL Agent or any ABL Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Collateral Trustee in accordance with the terms of Section 4.2.
(c)To effectuate the foregoing, the ABL Agent and, the Collateral Trustee shall each receive separate lender’s loss payable endorsements naming themselves as loss payee, as their interests may appear, with respect to policies which insure Collateral hereunder.
3.Amendments to ABL Loan Documents and Priority Lien Documents; Refinancing; Legending Provisions
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(a)Subject to the last paragraph of Section 1.2 with respect to the Collateral Trust Agreement, the ABL Loan Documents and Priority Lien Documents may be amended, supplemented or otherwise modified in accordance with the terms of the ABL Loan Documents and the Priority Lien Documents, respectively, unless such amendment, supplement or modification would contravene any provision of this Agreement, and the ABL Obligations and Priority Lien Obligations may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is required to permit the Refinancing transaction under any ABL Document or any Priority Lien Document) of the ABL Agent, the ABL Claimholders, the Collateral Trustee, the Priority Lien Representatives or the Priority Lien Claimholders, as the case may be, all without affecting the Lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in an Intercreditor Agreement Joinder or other writing, reasonably acceptable to the Collateral Trustee and the ABL Agent and addressed to the Collateral Trustee or the ABL Agent and the ABL Claimholders, as the case may be, to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall be substantially in accordance with the provisions of both the ABL Loan Documents and the Priority Lien Documents.
(b)The Company agrees that each ABL Collateral Document shall include the following language (or language to similar effect approved by both the Collateral Trustee and the ABL Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to Wells Fargo Bank, National Association, as Agent, pursuant to this Agreement and the exercise of any right or remedy by Wells Fargo Bank, National Association, as Agent hereunder are subject to the provisions of the ABL-Notes Intercreditor Agreement, dated as of April 17, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Unisys Corporation, Wells Fargo Bank, National Association, as Collateral Trustee, Wells Fargo Bank, National Association, as ABL Agent, and certain other persons which may be or become parties thereto or become bound thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
(c)The ABL Agent, the Collateral Trustee and each Priority Lien Representative shall each use its best efforts to notify the other parties of any written amendment or modification to any ABL Loan Document or any Priority Lien Document, as applicable, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. In connection with amendments or modifications permitted by this Section 5.3, the ABL Agent, the Collateral Trustee and each Priority Lien Representative, as applicable shall, upon request of the other party, provide copies of all such modifications or amendments and copies of all other relevant documentation to the other Persons.
4.Bailees for Perfection
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(a)The ABL Agent, the Collateral Trustee and each Priority Lien Representative, as the case may be, agree to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the ABL Claimholders and Priority Lien Claimholders, as the case may be, and as bailee for the ABL Agent, Collateral Trustee or Priority Lien Representative, as the case may be (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9--313(c) of the UCC), solely for the purpose of perfecting the security interest granted under the ABL Loan Documents and the Priority Lien Documents, as applicable, subject to the terms and conditions of this Section 5.4. Solely with respect to any Deposit Accounts under the control (within the meaning of Section 9-104 of the UCC) of the ABL Agent, the ABL Agent agrees to also hold control over such Deposit Accounts as gratuitous agent for the Collateral Trustee, subject to the terms and conditions of this Section 5.4. Solely with respect to any Deposit Accounts under the control (within the meaning of Section 9-104 of the UCC) of the Collateral Trustee, the Collateral Trustee agrees to also hold control over such Deposit Accounts as gratuitous agent for the ABL Agent, subject to the terms and conditions of this Section 5.4.
(b)The ABL Agent, the Collateral Trustee and each Priority Lien Representative shall have no obligation whatsoever to any other Person to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities under this Section 5.4 shall be limited solely to holding the Pledged

Collateral as bailee (and with respect to Deposit Accounts, agent) in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of ABL Obligations or Discharge of Priority Lien Obligations, as the case may be, as provided in paragraph (d) below.
(c)No Person acting pursuant to this Section 5.4 shall have by reason of the ABL Loan Documents, the Priority Lien Documents, this Agreement, the Collateral Trust Agreement or any other document, a fiduciary relationship with any other Person with respect to such acts.
(d)Upon the Discharge of ABL Obligations, the ABL Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Collateral Trustee to the extent the Priority Lien Obligations which are secured by such Pledged Collateral remain outstanding, and second, to the Company (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The ABL Agent further agrees to take all other action reasonably required in connection with the Collateral Trustee obtaining a first-priority interest in such Pledged Collateral or as a court of competent jurisdiction may otherwise direct.
(e)Upon the Discharge of the Priority Lien Obligations, the Collateral Trustee shall deliver the remaining Pledged Collateral (if any), together with any necessary endorsements, first, to the ABL Agent to the extent any ABL Obligations which are secured by such Pledged Collateral remain outstanding, and second, to the Company (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The Collateral Trustee further agrees to take all other action reasonably requested by the ABL Agent in connection with the ABL Agent obtaining a first-priority interest in such Pledged Collateral or as a court of competent jurisdiction may otherwise direct.
(f)Subject to the terms of this Agreement, (i) so long as the Discharge of ABL Obligations has not occurred, the ABL Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other ABL Loan Documents, but only to the extent that such Collateral constitutes ABL Collateral, as if the Liens (if any) of the Collateral Trustee or Priority Lien Representatives in such ABL Collateral did not exist and (ii) so long as the Discharge of Priority Lien Obligations has not occurred, the Collateral Trustee or any Priority Lien Representative shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement, the Collateral Trust Agreement and other Priority Lien Documents, but only to the extent that such Collateral constitutes Shared Collateral, as if the Liens of the ABL Agent in such Shared Collateral did not exist.
5.When Discharge of ABL Obligations and Discharge of Priority Lien Obligations Deemed to Not Have Occurred; Refinancing of ABL Obligations and Priority Lien Obligations
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(a)If concurrently with the Discharge of ABL Obligations or the Discharge of Priority Lien Obligations, the Company (i) enters into any Refinancing of any ABL Obligation or Priority Lien Obligation, as the case may be, which Refinancing is permitted by the Priority Lien Documents and the ABL Loan Documents and (ii) delivers to the Collateral Trustee or ABL Agent, as appropriate, a notice and an Intercreditor Agreement Joinder in accordance with clause (b) or (c) of this Section 5.5, then such Discharge of ABL Obligations or the Discharge of Priority Lien Obligations, as the case may be, shall be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of ABL Obligations or the Discharge of Priority Lien Obligations) and the obligations under such Refinancing shall automatically be treated as ABL Obligations or Priority Lien Obligations, as applicable, for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the ABL Agent or Collateral Trustee, as the case may be, under such new ABL Loan Documents or Priority Lien Documents shall be the ABL Agent or Collateral Trustee, as applicable, for all purposes of this Agreement.

(b)Upon the Collateral Trustee’s receipt of a written notice, together with an Intercreditor Agreement Joinder, from the New Agent (as defined below) and the Company stating that the Company has entered into new ABL Loan Documents (which notice shall include a complete copy of the relevant new documents and provide the identity of the new agent for such facility, such agent, the “New Agent”), such New Agent shall automatically be treated as the ABL Agent for all purposes of this Agreement. The ABL Agent and the Collateral Trustee shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request to provide the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver, to the extent contemplated by this Agreement, to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree pursuant to the Intercreditor Agreement Joinder addressed to the ABL Agent, Collateral Trustee and each Priority Lien Representative, the ABL Claimholders, and Priority Lien Claimholders, as the case may be, to be bound by the terms of this Agreement.
(c)Upon the ABL Agent’s receipt of a written notice, together with an Intercreditor Agreement Joinder, from the New Representative (as defined below) and the Company stating that the Company has entered into a new Series of Priority Liens (which notice shall include a complete copy of the relevant new documents and provide the identity of the new representative for such series, such representative, the “New Representative”), such New Representative shall automatically be treated as a Priority Lien Representative for all purposes of this Agreement. The ABL Agent and the Collateral Trustee shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Representative shall reasonably request to provide the New Representative the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement (including, without limitation, entering into any collateral documentation reasonably requested in order to effectuate such successor collateral agency with respect to any Collateral). The New Representative shall agree pursuant to the Intercreditor Agreement Joinder addressed to the ABL Agent, Collateral Trustee and each other Priority Lien Representative, the ABL Claimholders, and Priority Lien Claimholders, as the case may be, to be bound by the terms of this Agreement.
6.Successor Agents
. If any successor ABL Agent or successor Collateral Trustee is elected or appointed pursuant to the terms of the ABL Loan Documents or the Priority Lien Documents, as applicable, then such successor ABL Agent or successor Collateral Trustee, as applicable, shall automatically be treated as the ABL Agent or Collateral Trustee, as applicable, for all purposes of this Agreement. The successor ABL Agent or successor Collateral Trustee, as applicable, shall enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company, the existing ABL Agent or the existing Collateral Trustee shall reasonably request in order to provide to the successor ABL Agent or successor Collateral Trustee, as applicable, the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The successor ABL Agent or successor Collateral Trustee, as applicable, shall agree pursuant to the Intercreditor Agreement Joinder addressed to the existing ABL Agent or existing Collateral Trustee and each Priority Lien Representative, as applicable, to be bound by the terms of this Agreement.

Article 11
Article 12INSOLVENCY OR LIQUIDATION PROCEEDINGS.
1.Finance and Sale Issues
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(a)Until the Discharge of ABL Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the ABL Agent shall, acting in accordance with the ABL Agreement, agree to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), which constitutes ABL Collateral securing the ABL Obligations or to permit the Company or any other Grantor to obtain financing, whether from the ABL Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) to the extent such DIP Financing is secured by Liens on ABL Collateral, then the Collateral Trustee, each Priority Lien Representative and each Priority Lien Claimholder each agrees that it will raise no objection to such Cash Collateral use or DIP Financing, and, except to the extent permitted by Section 3.1(c) and Section 6.3, will not request adequate protection or any other relief in connection therewith, so long as such Cash Collateral use or DIP Financing meets the following requirements: (i) it is on commercially reasonable terms under the circumstances, (ii) the Collateral Trustee, each Priority Lien Representative and each Priority Lien Claimholder retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are prejudicial to their interests in the Shared Collateral, (iii) the terms of the Cash Collateral use or DIP Financing do not compel the Company to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, and (iv) if the ABL Claimholders retain their Liens on the ABL Collateral securing the ABL Obligations, the Collateral Trustee and each Priority Lien Representative, for the ratable benefit of the Priority Lien Claimholders, shall retain an immediately junior Lien on the ABL Collateral. To the extent the Liens on the ABL Collateral securing the ABL Obligations are subordinated to or pari passu with such DIP Financing which meets the requirements of clauses (i) through (iii) above, the Collateral Trustee and each Priority Lien Representative will subordinate any Liens in the ABL Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the ABL Agent or to the extent permitted by Section 6.3). The foregoing shall not prohibit the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder from objecting to the terms of any DIP Financing to the extent that such DIP Financing is secured by any Shared Collateral.
(b)Until the Discharge of Priority Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Collateral Trustee shall, acting in accordance with the Priority Lien Documents, agree to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), which constitutes Shared Collateral securing the Priority Lien Obligations or to permit the Company or any other Grantor to obtain DIP Financing to the extent such DIP Financing is secured by Liens on Shared Collateral, then the ABL Agent and each ABL Claimholder agrees that it will raise no objection to such Cash Collateral use or DIP Financing, and, except to the extent permitted by Section 3.2(c) and Section 6.3, will not request adequate protection or any other relief in connection therewith, so long as such Cash Collateral use or DIP Financing meets the following requirements: (i) it is on commercially reasonable terms under the circumstances, (ii) the ABL Agent and each ABL Claimholder retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are prejudicial to their interests in the ABL Collateral, (iii) the terms of the Cash Collateral use or DIP Financing do not compel the Company to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, and (iv) if the Priority Lien Claimholders retain their Liens on the Shared Collateral securing the Priority Lien Obligations, the ABL Agent for the ratable benefit of each ABL Claimholder shall retain an immediately junior Lien on the Shared Collateral. To the extent the Liens on the Shared Collateral securing the Priority Lien Obligations are subordinated to or pari passu with such DIP Financing which meets the requirements of clauses (i) through (iii) above, the ABL Agent and each ABL Claimholder will subordinate any Liens in the Shared Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Collateral Trustee or to the extent permitted by Section 6.3).

The foregoing shall not prohibit the ABL Agent or any ABL Claimholder from objecting to the terms of any DIP Financing to the extent that such DIP Financing is secured by any ABL Collateral.
(c)The Collateral Trustee, on behalf of the Priority Lien Representatives and the Priority Lien Claimholders agrees that it will not oppose, and hereby consents to (i) any sale consented to by the ABL Agent of any ABL Collateral pursuant to Section 363 or 1129 of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency or Liquidation Proceeding), (ii) any bid by the ABL Agent on behalf of the ABL Claimholders with respect to then outstanding ABL Obligations in connection with any such sale or any other sale or other disposition of the ABL Collateral, and (iii) any bidding, sale or auction procedures and related bidding protections, consented to by the ABL Agent in connection with the immediately preceding clauses (i) and (ii).
(d)The ABL Agent agrees, on behalf of the ABL Claimholders, that it will not oppose, and hereby consents to (i) any sale consented to by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder of any Shared Collateral pursuant to Section 363 or 1129 of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency or Liquidation Proceeding), (ii) any bid by the Collateral Trustee, any such Priority Lien Representative or any Priority Lien Claimholder with respect to then outstanding Priority Lien Obligations in connection with any such sale or any other sale or other disposition of the Shared Collateral, and (iii) any bidding, sale or auction procedures and related bidding protections, consented to by the Collateral Trustee or any Priority Lien Representative in connection with the immediately preceding clauses (i) and (ii).
2.Relief from the Automatic Stay
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(a)Until the Discharge of ABL Obligations has occurred, the Collateral Trustee, each Priority Lien Representative and each Priority Lien Claimholder, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Collateral (other than to the extent such relief is required to exercise its rights under Section 3.3), without the prior written consent of the ABL Agent.
(b)Until the Discharge of Priority Lien Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Claimholders agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral (other than to the extent such relief is required to exercise its rights under Section 3.3), without the prior written consent of the Collateral Trustee.
3.Adequate Protection
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(a)The Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, each agree that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting):
(i)any request by the ABL Agent for adequate protection with respect to the ABL Collateral; or
(ii)any objection by the ABL Agent to any motion, relief, action or proceeding based on the ABL Agent or the ABL Claimholders claiming a lack of adequate protection with respect to the ABL Collateral.
(b)The ABL Agent and the ABL Claimholders, each agrees that, prior to the Discharge of Priority Lien Obligations, none of them shall contest (or support any other Person contesting):
(i)any request by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder for adequate protection with respect to the Shared Collateral; or

(ii)any objection by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder to any motion, relief, action or proceeding based on the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder claiming a lack of adequate protection with respect to the Shared Collateral.
(c)Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:
(i)in the event the ABL Agent or any of the ABL Claimholders (or any subset thereof) seeks or requests adequate protection in respect of ABL Collateral and such adequate protection is granted with respect to the ABL Collateral in the form of additional collateral in connection with any Cash Collateral use or DIP Financing or a superpriority claim in connection with any DIP Financing or otherwise, then the Collateral Trustee, on behalf of itself or any of the Priority Lien Claimholders, may seek or request adequate protection with respect to its interests in such ABL Collateral in the form of a Lien on the same additional collateral, or a junior superpriority claim, as applicable, which Lien, or junior superpriority claim, shall be subordinated (except to the extent that the Collateral Trustee already had a Lien on such additional collateral (in which case the priorities established by Section 2.1 shall apply)) to the Liens or claims securing the ABL Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the Collateral Trustee on ABL Collateral; and
(ii)in the event the Collateral Trustee or any Priority Lien Representative or any of the Priority Lien Claimholders (or any subset thereof) seeks or requests adequate protection in respect of Shared Collateral and such adequate protection is granted with respect to the Shared Collateral in the form of additional collateral in connection with any Cash Collateral use or DIP Financing or a superpriority claim in connection with any DIP Financing or otherwise, then the ABL Agent, on behalf of itself or any of the ABL Claimholders, may seek or request adequate protection with respect to its interests in such Shared Collateral in the form of a Lien on the same additional collateral, or a junior superpriority claim, as applicable, which Lien or junior superpriority claim shall be subordinated (except to the extent that the ABL Agent already had a Lien on such additional collateral (in which case the priorities established by Section 2.1 shall apply)) to the Liens or claims securing the Priority Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the ABL Agent on the Shared Collateral.
(d)Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to (i) the ABL Collateral, nothing herein shall limit the rights of the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder from seeking adequate protection with respect to their rights in the Shared Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the Shared Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Claimholders from seeking adequate protection with respect to their rights in the ABL Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).
4.Avoidance Issues
. If any ABL Claimholder or Priority Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of ABL Obligations or the Priority Lien Obligations, as the case may be (a “Recovery”), then such ABL Claimholders or Priority Lien Claimholders shall be entitled to a reinstatement of ABL Obligations or the Priority Lien Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

5.Reorganization Securities
. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of ABL Obligations and on account of Priority Lien Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the Priority Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof.
6.Post-Petition Interest
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(a)The Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders each agrees that none of them shall oppose or seek to challenge any claim by the ABL Agent or any ABL Claimholder for allowance in any Insolvency or Liquidation Proceeding of ABL Obligations consisting of post-petition interest, fees or expenses, without regard to the existence of the Lien of the Collateral Trustee on behalf of the Priority Lien Claimholders on the ABL Collateral.
(b)The ABL Agent and the ABL Claimholders each agrees that none of them shall oppose or seek to challenge any claim by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition interest, fees or expenses, without regard to the existence of the Lien of the ABL Agent on behalf of the ABL Claimholders on the Shared Collateral.
7.Waiver - 1111(b)(2) Issues
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(a)The Collateral Trustee and each Priority Lien Representative, for itself and/or on behalf of the Priority Lien Claimholders, each waives any objection or claim it may hereafter have against any ABL Claimholder arising out of the election by any ABL Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code to any claims of such ABL Claimholder in respect of the ABL Collateral and agrees that in the case of any such election it shall have no claim or right to payment with respect to the ABL Collateral in or from such Insolvency or Liquidation Proceeding. Any reorganization securities issued with respect to such election shall be allocated solely to the ABL Claimholders pursuant to Section 6.5 hereof.
(b)The ABL Agent, for itself and/or on behalf of the ABL Claimholders, waives any objection or claim it may hereafter have against any Priority Lien Claimholder arising out of the election by any Priority Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code to any claims of such Priority Lien Claimholder in respect of the Shared Collateral and agrees that in the case of any such election it shall have no claim or right to payment with respect to the Shared Collateral in or from such Insolvency or Liquidation Proceeding. Any reorganization securities issued with respect to such election shall be allocated solely to the Priority Lien Claimholders pursuant to Section 6.5 hereof.
8.Separate Grants of Security and Separate Classification
. The ABL Agent, on behalf each ABL Claimholder, and the Collateral Trustee, on behalf of each Priority Lien Representative and Priority Lien Claimholder, acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Loan Documents and the Priority Lien Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the Priority Lien Obligations and the ABL Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization or liquidation under the Bankruptcy Code (or other plan of similar effect under any Bankruptcy Law) proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Claimholders and the Priority Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims, as applicable), then the ABL Agent, on behalf of the ABL Claimholders, and the Collateral Trustee, on behalf of each Priority Lien Representative and each Priority Lien Claimholder, hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Priority Lien Obligation claims against the Company and the Grantors, with the effect being that, (i) to the extent that the aggregate value of the ABL Collateral is sufficient (for this purpose ignoring all claims held by the Collateral Trustee on behalf of the Priority Lien Representatives and the Priority Lien Claimholders), the ABL Agent and the ABL Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from the ABL Collateral before any distribution is made in respect of the claims held by the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders from such ABL Collateral, with the Collateral Trustee, on behalf of the Priority Lien Representatives and the Priority Lien Claimholders, hereby acknowledging and agreeing to turn over to the ABL Agent, for the benefit of the ABL Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries, and (ii) to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the ABL Agent on behalf of the ABL Claimholders), the Collateral Trustee, on behalf of the Priority Lien Representatives and the Priority Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from the Shared Collateral before any distribution is made in respect of the claims held by the ABL Agent, on behalf of the ABL Claimholders from such Shared Collateral, with the ABL Agent, on behalf of the ABL Claimholders hereby acknowledging and agreeing to turn over to the Collateral Trustee, for the benefit of the Priority Lien Representatives and the Priority Lien Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.
9.Application
. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding (including, without limitation, to the extent that Section 1129(b) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law is invoked to render this Agreement unenforceable or inapplicable in whole or in part). The relative rights as to the ABL Collateral and the Shared Collateral shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

Article 13
Article 14RELIANCE; WAIVERS; ETC.
1.Reliance
. Other than any reliance on the terms of this Agreement, (a) the ABL Agent, on behalf of itself and the ABL Claimholders, acknowledges that it and such ABL Claimholders have, independently and without reliance on the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the ABL Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the ABL Loan Documents or this

Agreement, and (b) the Collateral Trustee and each Priority Lien Representative, on behalf of itself and the Priority Lien Claimholders, acknowledges that it and the Priority Lien Claimholders have, independently and without reliance on the ABL Agent or any ABL Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Priority Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Priority Lien Documents, the Collateral Trust Agreement or this Agreement.
2.No Warranties or Liability
. The ABL Agent, on behalf of itself and the ABL Claimholders, acknowledges and agrees that each of the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Priority Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders each acknowledges and agrees that the ABL Agent and the ABL Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the ABL Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the ABL Agent and the ABL Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective ABL Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders shall have no duty to the ABL Agent or any of the ABL Claimholders, and the ABL Agent and the ABL Claimholders shall have no duty to the Collateral Trustee, the Priority Lien Representatives or any of the Priority Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the ABL Loan Documents and the Priority Lien Documents), regardless of any knowledge thereof which they may have or be charged with.
3.No Waiver of Lien Priorities
.
(a)No right of the ABL Agent, the ABL Claimholders, the Collateral Trustee, the Priority Lien Representatives or the Priority Lien Claimholders to enforce any provision of this Agreement, the Collateral Trust Agreement, any ABL Loan Document or any other Priority Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by such Persons or by any noncompliance by any such Person with the terms, provisions and covenants of this Agreement, the Collateral Trust Agreement, any of the ABL Loan Documents or any of the other Priority Lien Documents, regardless of any knowledge thereof which such Persons, or any of them, may have or be otherwise charged with.
(b)Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the ABL Loan Documents and Priority Lien Documents and subject to the provisions of Section 5.3(a)), the ABL Agent, the ABL Claimholders, the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders may, at any time and from time to time in accordance with the ABL Loan Documents and Priority Lien Documents and/or

applicable law, without the consent of, or notice to, the other Persons (as the case may be), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement or the Collateral Trust Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby), do any one or more of the following:
(i)change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the ABL Agent or Collateral Trustee or any rights or remedies under any of the ABL Loan Documents or the Priority Lien Documents;
(ii)sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of the Company or any other Grantor or any liability incurred directly or indirectly in respect thereof;
(iii)settle or compromise any Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
(iv)exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company or any other Grantor.
4.Obligations Unconditional
. All rights, interests, agreements and obligations of the ABL Agent and the ABL Claimholders and the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
(a)any lack of validity or enforceability of any ABL Loan Documents or any Priority Lien Documents;
(b)except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the ABL Obligations or Priority Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any ABL Loan Document or any Priority Lien Document;
(c)except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the ABL Obligations or Priority Lien Obligations or any guaranty thereof;
(d)the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
(e)any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the ABL Agent, the ABL Obligations, any ABL Claimholder, the Collateral Trustee, the Priority Lien Representatives, the Priority Lien Obligations or any Priority Lien Claimholder in respect of this Agreement.
Article 15
Article 16MISCELLANEOUS.
1.Conflicts

. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Loan Document or any Priority Lien Document, the provisions of this Agreement shall govern and control; provided, however, that notwithstanding anything to the contrary contained herein, the ABL Agent agrees on behalf of itself and each ABL Claimholder that the provisions of the Collateral Trust Agreement shall govern the rights and obligations of the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders as among themselves.
2.Effectiveness; Continuing Nature of this Agreement; Severability
. This Agreement shall become effective when executed and delivered by the parties hereto on the date hereof. This is a continuing agreement of lien subordination and the ABL Agent, the ABL Claimholders and the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders may continue, at any time and without notice to any of the others, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor in reliance hereon. Each such Person hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement (including, without limitation, any such right arising under Section 1129(b) of the Bankruptcy Code). The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:
(a)with respect to the ABL Agent, the ABL Claimholders and the ABL Obligations, on the date of the Discharge of ABL Obligations, subject to the rights of the ABL Agent and ABL Claimholders under Section 6.4; and
(b)with respect to the Collateral Trustee, the Priority Lien Representatives, the Priority Lien Claimholders and the Priority Lien Obligations, on the date of the Discharge of Priority Lien Obligations, subject to the rights of the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders under Section 6.4.
If a Discharge of ABL Obligations occurs prior to the termination of this Agreement in accordance with this Section 8.2, to the extent that additional ABL Obligations are incurred or ABL Obligations are reinstated in accordance with Section 6.4, the Discharge of ABL Obligations shall (effective upon the incurrence of such additional ABL Obligations or reinstatement of such ABL Obligations, as applicable) be deemed to no longer be effective. If a Discharge of Priority Lien Obligations occurs prior to the termination of this Agreement in accordance with this Section 8.2, to the extent that additional Priority Lien Obligations are incurred or Priority Lien Obligations are reinstated in accordance with Section 6.4, the Discharge of Priority Lien Obligations shall (effective upon the incurrence of such additional Priority Lien Obligations or reinstatement of such Priority Lien Obligations, as applicable) be deemed to no longer be effective.
3.Amendments; Waivers
. No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing and signed on behalf of ABL Agent and the Collateral Trustee (in accordance with Section 7.1 of the Collateral Trust Agreement) or their respective authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights or obligations are directly and adversely affected (which includes, but is not limited to any amendment to the Grantors’ ability to cause additional obligations to constitute ABL Obligations or Priority Lien Obligations as the Company may designate).
4.Information Concerning Financial Condition of the Company and its Subsidiaries
. The ABL Agent and the ABL Claimholders, on the one hand, and the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the ABL Obligations or the Priority Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Priority Lien Obligations. Neither the ABL Agent and the ABL Claimholders, on the one hand, nor the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the ABL Agent or any of the ABL Claimholders, on the one hand, or the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:
(a)to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
(b)to provide any additional information or to provide any such information on any subsequent occasion;
(c)to undertake any investigation; or
(d)to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
5.Subrogation
.
(a)With respect to the value of any payments or distributions in cash, property or other assets that any of the Priority Lien Claimholders or the Collateral Trustee or any Priority Lien Representative pays over to the ABL Agent or the ABL Claimholders under the terms of this Agreement, the Priority Lien Claimholders, the Collateral Trustee and any Priority Lien Representative shall be subrogated to the rights of the ABL Agent and the ABL Claimholders; provided, however, that, the Collateral Trustee, any Priority Lien Representative and the Priority Lien Claimholders, hereby each agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of ABL Obligations has occurred. The Company acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder that are paid over to the ABL Agent or the ABL Claimholders pursuant to this Agreement shall not reduce any of the Priority Lien Obligations.
(b)With respect to the value of any payments or distributions in cash, property or other assets that any of the ABL Claimholders or the ABL Agent pays over to the Collateral Trustee or any Priority Lien Representative or the Priority Lien Claimholders under the terms of this Agreement, the ABL Claimholders and the ABL Agent shall be subrogated to the rights of the Collateral Trustee, any Priority Lien Representative and the Priority Lien Claimholders; provided, however, that the ABL Agent, on behalf of itself and the ABL Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Priority Lien Obligations has occurred. The Company acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the ABL Agent or the ABL Claimholders that are paid over to the Collateral Trustee, any Priority Lien Representative or any Priority Lien Claimholder pursuant to this Agreement shall not reduce any of the ABL Obligations.
6.SUBMISSION TO JURISDICTION; WAIVERS
.
(a)ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:
(i)ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;
(ii)WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;
(iii)AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7;
(iv)AGREES THAT SERVICE AS PROVIDED IN CLAUSE (iii) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND
(v)AGREES THAT EACH PARTY HERETO RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
(b)EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE INTENTS AND PURPOSES HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HERETO HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH PARTY HERETO WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.6(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE

EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
7.Notices
. All notices to the ABL Claimholders, on the one hand, or the Priority Lien Representatives and/or the Priority Lien Claimholders, on the other hand, permitted or required under this Agreement shall also be sent to the ABL Agent and the Collateral Trustee, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
8.Further Assurances
. The ABL Agent, the Collateral Trustee, each Priority Lien Representative and each of the Claimholders, each agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the ABL Agent or Collateral Trustee may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement. Without limiting the generality of the foregoing, all such Persons agree upon request by the ABL Agent or the Collateral Trustee, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the ABL Collateral or Shared Collateral, as applicable, and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the ABL Loan Documents and the Priority Lien Documents.
9.APPLICABLE LAW
. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE EXCLUDING ANY PRINCIPLES OF CONFLICTS OF LAW OR ANY OTHER RULE OF LAW THAT WOULD RESULT IN THE APPLICATION OF LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF NEW YORK.
10.Binding Effect on Successors and Assigns and on Claimholders and Priority Lien Representatives
. This Agreement shall be binding upon the ABL Agent, the ABL Claimholders, the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders and their respective successors and assigns. Notwithstanding any implication to the contrary in any provision in any other section of the Agreement, neither the Collateral Trustee nor the ABL Agent make any representation regarding the validity or binding effect of the Priority Lien Documents or ABL Loan Documents, respectively, or their authority to bind any of the Claimholders through their execution of this Agreement.
11.Specific Performance
. Each of the ABL Agent and the Collateral Trustee may demand specific performance of this Agreement. The ABL Agent, on behalf of itself and the ABL Claimholders, and the Collateral Trustee, on behalf of itself, the Priority Lien Representatives and the Priority Lien Claimholders, hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the ABL Agent or the ABL Claimholders or the Collateral Trustee, the Priority Lien Representatives or the Priority Lien Claimholders, as the case may be, under this Agreement.

12.Headings
. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.
13.Counterparts
. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by facsimile transmission or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
14.Authority
. By its signature, each Person executing this Agreement represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Collateral Trustee hereby further represents and warrants to the other parties hereto that it is authorized to enter into this Agreement on behalf of the Priority Lien Claimholders. The ABL Agent hereby further represents and warrants to the other parties hereto that it is authorized to enter into this Agreement on behalf of the ABL Claimholders.
15.No Third Party Beneficiaries
. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the ABL Agent, the Collateral Trustee, the Priority Lien Representatives, the ABL Claimholders and the Priority Lien Claimholders. Nothing in this Agreement shall impair, as between the Company and the other Grantors and the ABL Agent and the ABL Claimholders, or as between the Company and the other Grantors and the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders the obligations of the Company and the other Grantors to pay principal, interest, fees and other amounts as provided in the ABL Loan Documents and the Priority Lien Documents, respectively.
16.Provisions Solely to Define Relative Rights
. The provisions of this Agreement are solely for the purpose of defining the relative rights of the ABL Agent and the ABL Claimholders on the one hand and the Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the ABL Obligations and the Priority Lien Obligations as and when the same shall become due and payable in accordance with their terms.
17.Marshalling of Assets
. The Collateral Trustee, the Priority Lien Representatives and the Priority Lien Claimholders hereby each waives any and all rights to have the ABL Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the ABL Agent’s or the Collateral Trustee’s Liens. The ABL Agent and each ABL Claimholder hereby waive any and all rights to have the Shared Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of the Collateral Trustee’s or the ABL Agent’s Liens.
18.Patriot Act
. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act the Collateral Trustee and the ABL Agent, like all financial institutions, are required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with Wells Fargo Bank, National Association or the ABL Agent, as the case may be. The parties to this Agreement agree that they will provide the Collateral Trustee and the ABL Agent, as the case may be, with such information as it may request in order for the Collateral Trustee and the ABL Agent, as the case may be, to satisfy the requirements of the USA Patriot Act.

[Signature Page to Intercreditor Agreement]

[Signature Page to Intercreditor Agreement]
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
ABL Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Agent and as authorized representative of the ABL Claimholders

By:    /s/ Robert H. Waters, Jr.
Name:     Robert H. Waters, Jr.
Title:     Duly Authorized Signatory

Address for notices:

Wells Fargo Bank, National Association
c/o Wells Fargo Capital Finance
MAC: Y1375-031
One South Broad St, 3rd flr
Philadelphia, PA 19107
Attn: Robert H. Waters, Jr.
Email: robb.waters@wellsfargo.com

with copies to:

Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
Attention: Jennifer B. Hildebrandt, Esq.
Email: JenniferHildebrandt@paulhastings.com

Collateral Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee and as authorized representative of the Priority Lien Representatives and Priority Lien Claimholders

By:    /s/ Stefan Victory
Name: Stefan Victory
Title: Vice President

Notice Address:

With copies to:

Acknowledged and Agreed to by:

Company

UNISYS CORPORATION

By:    /s/ Inder M. Singh
Name:    Inder M. Singh
Title:    Senior Vice President and Chief Financial Officer

Notice Address:

Unisys Corporation
801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19424
Attention: Scott Battersby
Phone No.: (215) 986-2600
Facsimile No.: (215) 986-4132

with a copy to

Unisys Corporation
801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422
Attention: General Counsel
Phone No.: (215) 986-4008
Facsimile No.: (215) 986-9388
Guarantors

UNISYS HOLDING CORPORATION

By:    /s/ Gary M. Polikoff
Name:    Gary M. Polikoff
Title:    President

Notice Address:

Unisys Holding Corporation
501 Silverside Road
Suite 18-A

Wilmington, Delaware 19809
Attention: Vice President and Treasurer
Phone No.: (302) 792-2558
Facsimile No.: (302) 791-9371

with a copy to

Unisys Corporation
801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422
Attention: Vice President and Treasurer
Phone No.: 215-986-2600
Facsimile No.: (215) 986-4132

UNISYS NPL, INC.

By:    /s/ Gary M. Polikoff
Name:    Gary M. Polikoff
Title:    President

Notice Address:

Unisys NPL, Inc.
501 Silverside Road
Suite 18-A
Wilmington, Delaware 19809
Attention: Vice President and Treasurer
Phone No.: (302) 792-2558
Facsimile No.: (302) 791-9371

with a copy to

Unisys Corporation
801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422
Attention: Vice President and Treasurer
Phone No.: 215-986-2600
Facsimile No.: (215) 986-4132

UNISYS AP INVESTMENT COMPANY I

By:    /s/ Gary M. Polikoff
Name:    Gary M. Polikoff
Title:    President

Notice Address:

Unisys AP Investment Company I
501 Silverside Road
Suite 18-A
Wilmington, Delaware 19809
Attention: Vice President and Treasurer
Phone No.: (302) 792-2558
Facsimile No.: (302) 791-9371

with a copy to

Unisys Corporation
801 Lakeview Drive, Suite 100
Blue Bell, Pennsylvania 19422
Attention: Vice President and Treasurer
Phone No.: 215-986-2600
Facsimile No.: (215) 986-4132

Exhibit A
FORM OF INTERCREDITOR AGREEMENT JOINDER
The undersigned, ___________________, a __________, hereby agrees to become party as a[n] [Grantor] [ABL Agent] [ABL Claimholder] [Collateral Trustee] [Priority Lien Representative] under the ABL-Notes Intercreditor Agreement dated as of April 17, 2017 (the “Intercreditor Agreement”) among Unisys Corporation, a Delaware corporation, the Guarantors from time to time party thereto, Wells Fargo Bank, National Association, in its capacity as agent for the ABL Lenders, Wells Fargo Bank, National Association, in its capacity as collateral trustee for (i) the First Lien Trustee and the First Lien Noteholders and (ii) any future Priority Lien Representative and Priority Lien Claimholders, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof. The provisions of Article 8 of the Intercreditor Agreement will apply with like effect to this Intercreditor Agreement Joinder. Terms used in this Intercreditor Agreement Joinder but not defined herein shall have the meanings given to such terms in the Intercreditor Agreement.
IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement Joinder to be executed by their respective officers or representatives as of [__________________, 20__].
[        ]

By:
Name:
Title:

Acknowledged and Agreed to by:

ABL Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as ABL Agent and as authorized representative of the ABL Claimholders

By:
Name:
Title:

Collateral Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral
Trustee and as authorized representative of the Priority Lien
Representatives and Priority Lien Claimholders

By:
Name:
Title: